CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 11, 1998


                                                       /s/ David C. Sullivan
                                                       -------------------------
                                                       David C. Sullivan

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998



                                                       /s/ Luis Alonso
                                                       -------------------------
                                                       Luis Alonso

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998



                                                       /s/ Park Brady
                                                       -------------------------
                                                       Park Brady

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Douglas R. Brindley
                                                       -------------------------
                                                       Douglas R. Brindley

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Paul T. Dobson
                                                       -------------------------
                                                       Paul T. Dobson

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                      /s/ Sharon Benson Doucette
                                                      --------------------------
                                                      Sharon Benson Doucette

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Joshua M. Freeman
                                                       -------------------------
                                                       Joshua M. Freeman

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Evan H. Gull
                                                       -------------------------
                                                       Evan H. Gull

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Charles O. Howey
                                                       -------------------------
                                                       Charles O. Howey

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Heidi O'Leary Houston
                                                       -------------------------
                                                       Heidi O'Leary Houston

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Daniel L. Meehan
                                                       -------------------------
                                                       Daniel L. Meehan

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ J. Patrick McCurdy
                                                       -------------------------
                                                       J. Patrick McCurdy

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Andre S. Tatibouet
                                                       -------------------------
                                                       Andre S. Tatibouet

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Hans F. Trupp
                                                       -------------------------
                                                       Hans F. Trupp

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Michael D. Rose
                                                       -------------------------
                                                       Michael D. Rose

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Elan J. Blutinger
                                                       -------------------------
                                                       Elan J. Blutinger

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ D. Fraser Bullock
                                                       -------------------------
                                                       D. Fraser Bullock

                  CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

     Pursuant to Rule 438 under the Securities Act of 1933, as amended (the "Securities Act"), I hereby consent to the use of my name and any references to me as a person nominated to become a director of Vacation Properties International, Inc. ("VPI") in the Prospectus constituting a part of VPI's Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission pursuant to the Securities Act.

Dated: March 10, 1998




                                                       /s/ Leonard A. Potter
                                                       -------------------------
                                                       Leonard A. Potter